UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7078 Shady Oak Road
 Eden Prairie, Minnesota, 55344
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 16, 2026, SunOpta Inc. (the "Company" or "SunOpta") held a special meeting (the "Shareholder Meeting") of the holders (the "Company Shareholders") of common shares (the "Common Shares") in the capital of SunOpta and the holders (together with the Company Shareholders, the "Voting Shareholders") of special shares (the "Special Shares" and, together with the Common Shares, the "Shares") in the capital of SunOpta. The Shareholder Meeting was held in connection with the arrangement agreement (the "Arrangement Agreement") dated February 6, 2026, among the Company, Pegasus BidCo B.V. ("Parent"), and 2786694 Alberta Ltd. ("Purchaser").

As of the close of business on March 10, 2026, the record date for the Shareholder Meeting, there were 118,372,041 Common Shares and 2,932,453 Special Shares issued and outstanding and entitled to vote. A total of 96,969,032 Shares, representing approximately 80% of the outstanding Shares entitled to vote at the Shareholder Meeting, were present virtually or represented by proxy, constituting a quorum.

Our scrutineer reported the vote of the Voting Shareholders as follows:

Proposal 1: The Arrangement Resolution: To consider, pursuant to an interim order of the Ontario Superior Court of Justice (Commercial List) dated March 16, 2026,  and, if deemed advisable, to pass, with or without variation, a resolution (the "Arrangement Resolution"), approving a statutory arrangement (the "Arrangement") pursuant to Section 192 of the Canada Business Corporations Act upon the terms and conditions set out in the Arrangement Agreement, pursuant to which Purchaser will acquire all of the outstanding Common Shares of SunOpta.

The Arrangement Resolution was approved with the following votes:

Votes For	Votes Against	Abstentions
95,088,870	1,728,826	151,336

Proposal 2: The Executive Compensation Proposal: To approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company's named executive officers in connection with the consummation of the Arrangement (the "Executive Compensation Proposal").

The Executive Compensation Proposal was approved with the following votes:

Votes For	Votes Against	Abstentions
79,953,814	16,874,482	140,736

ITEM 7.01. REGULATION FD DISCLOSURE

On April 17, 2026, the Company issued a press release related to the results of the Shareholder Meeting.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including but not limited to Exhibit 99.1 attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Chris McCullough

Chris McCullough
General Counsel and Corporate Secretary

Date	April 17, 2026